UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 3, 2014, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2014 first quarter (13 weeks) ended May 2, 2014. The news release is attached hereto as Exhibit 99.

ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company’s Shareholders (the “Annual Meeting”) was held on May 29, 2014. The following are the final voting results on proposals considered and voted upon by shareholders, all of which are described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2014.

The following individuals were elected to serve as directors of the Company, each of whom will hold office until the Annual Meeting of the Company’s shareholders to be held in 2015 and until his or her successor is duly elected and qualified.  Votes were cast as follows:

Name	Votes For	Votes Against	Votes Abstaining	Broker Non- Votes
Warren F. Bryant	243,988,971	7,170,381	830,034	10,810,211
Michael M. Calbert	251,008,048	148,532	832,806	10,810,211
Sandra B. Cochran	225,170,131	25,988,555	830,700	10,810,211
Richard W. Dreiling	244,289,531	6,165,014	1,534,841	10,810,211
Patricia D. Fili-Krushel	244,956,747	6,202,078	830,561	10,810,211
William C. Rhodes, III	243,434,655	7,721,526	833,205	10,810,211
David B. Rickard	250,008,869	1,146,404	834,113	10,810,211

The compensation of the Company’s named executive officers was approved on an advisory (non-binding) basis. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
240,917,081	10,144,989	927,316	10,810,211

The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2014 was ratified.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining
257,909,170	4,014,370	876,057

ITEM 7.01      REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth statements regarding, among other things, the Company’s outlook and the Company’s planned conference call to discuss the reported financial results, the Company’s outlook, and certain other matters.

 ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.  N/A

(b)      Pro forma financial information.  N/A

(c)      Shell company transactions.  N/A

(d)      Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 3, 2014	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	News release dated June 3, 2014 regarding financial results for fiscal 2014 first quarter ended May 2, 2014

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